Exhibit 99.1

MAMMOTH ENERGY SERVICES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 16, 2025, Stingray Pressure Pumping LLC (“Stingray”) and Mammoth Equipment Leasing LLC (“Mammoth Equipment”), subsidiaries of Mammoth Energy Services, Inc. (“Mammoth” or the “Company”), entered into an Equipment Purchase Agreement (the “Agreement”), as the sellers, with MGB Manufacturing, LLC (“MGB”), as the buyer, pursuant to which Stingray and Mammoth Equipment sold all of the Company’s equipment used in its hydraulic fracturing business, which is included in the Company’s Well Completion segment, to MGB for $15.0 million (“Transaction A”). The Company will report the results of its hydraulic fracturing business as discontinued operations in the Company’s condensed consolidated financial statements beginning in its Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2025.

As previously reported, on April 11, 2025, Lion Power Services LLC (“Lion”), a subsidiary of Mammoth, entered into an Equity Interest Purchase Agreement, as the seller, with Peak Utility Services Group, Inc., as the buyer, pursuant to which Lion sold all equity interests in its wholly-owned subsidiaries 5 Star Electric, LLC (“5 Star”), Higher Power Electrical, LLC (“Higher Power”) and Python Equipment LLC (“Python” and collectively with 5 Star and Higher Power, the “T&D Business”) (“Transaction B”). The information and exhibits contained in the Company’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025 are incorporated by reference into this Exhibit 99.1.

The Unaudited Pro Forma Condensed Consolidated Financial Statements presented below have been derived from the Company’s historical consolidated financial statements and give pro forma effect to Transactions A and B (the “Transactions”). The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 reflects the Company’s financial position as if the Transactions had occurred on March 31, 2025. The adjustments in the “Transaction Accounting Adjustments” columns in the Unaudited Pro Forma Condensed Consolidated Balance Sheet give effect to the Transactions as if they had occurred as of March 31, 2025. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2025 and each of the years ended December 31, 2024, 2023 and 2022 reflect the results of operations as if the Transactions had occurred on January 1, 2022 in that they reflect the reclassification of the Company’s hydraulic fracturing and T&D businesses as discontinued operations for all periods presented.

The Unaudited Pro Forma Condensed Consolidated Financial Statements presented below have been derived from, and should be read in conjunction with, the Company’s unaudited condensed consolidated financial statements and the notes thereto as of March 31, 2025, and for the three months ended March 31, 2025, the Company’s audited consolidated financial statements and the notes thereto as of December 31, 2024, and for the three years ended December 31, 2024, Management’s Discussion and Analysis included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025 and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The historical financial results of the hydraulic fracturing and T&D businesses will be reflected in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented upon the effective date of each transaction.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented based on information currently available, subject to the assumptions and adjustments described in the accompanying notes and is not intended to represent what the Company’s condensed consolidated balance sheet and statements of operations actually would have been had the Transactions occurred on the dates indicated above. Further, the Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s financial position and results of operations for any future period and does not reflect all actions that may be undertaken by the Company following the closing of the Transactions. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not reflect the realization of any expected cost savings, synergies or dis-synergies as a result of the Transactions. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the time of filing. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes. The Unaudited Pro Forma Condensed Consolidated Financial Statements presented below have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information.

The pro forma adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the Transactions on the Company’s financial condition and results of operations. The adjustments included within the “Discontinued Operations”

columns of the Unaudited Pro Forma Condensed Consolidated Financial Statements are the Company’s current preliminary estimates on a discontinued operations basis and could change as the Company finalizes discontinued operations accounting to be reported in the Company’s Quarterly Reports on Form 10-Q for the six months ending June 30, 2025 and nine months ending September 30, 2025 and Annual Report on Form 10-K for the year ending December 31, 2025.

MAMMOTH ENERGY SERVICES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2025

ASSETS	Historical (as reported)	Discontinued Operations (Transaction B) (a)	Transaction Accounting Adjustments (Transaction B)		Pro Forma (adjusted for Transaction B)	Discontinued Operations (Transaction A) (g)	Transaction Accounting Adjustments (Transaction A)		Pro Forma (combined)
CURRENT ASSETS	(in thousands)
Cash and cash equivalents	$56,650	$—	$98,351	(b)	$155,001	$74	$15,000	(h)	$169,927
Restricted cash	21,601	2,088	10,385	(c)	29,898	—	—		29,898
Accounts receivable, net	76,312	22,704	—		53,608	14,135	—		39,473
Inventories	16,516	—	—		16,516	8,610	—		7,906
Prepaid expenses	2,018	434	—		1,584	418	—		1,166
Assets held for sale	5,844	—	—		5,844	—	—		5,844
Other current assets	7,632	—	—		7,632	—	—		7,632
Total current assets	186,573	25,226	108,736		270,083	23,237	15,000		261,846

Property, plant and equipment, net	108,382	15,527	—		92,855	30,156	—		62,699
Sand reserves, net	57,275	—	—		57,275	—	—		57,275
Operating lease right-of-use assets	5,544	1,124	—		4,420	331	—		4,089
Goodwill	9,214	—	—		9,214	7,697	—		1,517
Other non-current assets	7,366	68	—		7,298	—	—		7,298
Total assets	$374,354	$41,945	$108,736		$441,145	$61,421	$15,000		$394,724

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$28,459	$4,362	$—		$24,097	$8,367	$—		$15,730
Accrued expenses and other current liabilities	27,946	4,829	1,122	(d)	24,239	893	775	(i)	24,121
Current operating lease liability	3,177	221	—		2,956	187	—		2,769
Income taxes payable	45,444	—	4,200	(e)	49,644	—	(616)	(j)	49,028
Total current liabilities	105,026	9,412	5,322		100,936	9,447	159		91,648

Deferred income tax liabilities	2,987	—	(183)	(e)	2,804	—	(723)	(j)	2,081
Long-term operating lease liability	2,220	903	—		1,317	—	—		1,317
Asset retirement obligation	4,269	—	—		4,269	—	—		4,269
Other long-term liabilities	7,341	7,159	—		182	—	—		182
Total liabilities	121,843	17,474	5,139		109,508	9,447	(564)		99,497

COMMITMENTS AND CONTINGENCIES

EQUITY
Equity:
Common stock, $0.01 par value	481	—	—		481	—	—		481
Additional paid in capital	540,642	—	—		540,642	—	—		540,642
Accumulated deficit	(284,180)	24,471	103,597	(f)	(205,054)	51,974	15,564	(k)	(241,464)
Accumulated other comprehensive loss	(4,432)	—	—		(4,432)	—	—		(4,432)
Total equity	252,511	24,471	103,597		331,637	51,974	15,564		295,227
Total liabilities and equity	$374,354	$41,945	$108,736		$441,145	$61,421	$15,000		$394,724

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MAMMOTH ENERGY SERVICES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Quarter Ended March 31, 2025

	Historical (as reported)	Discontinued Operations (Transaction B) (a)	Pro Forma (adjusted for Transaction B)	Discontinued Operations (Transaction A) (g)	Pro Forma (combined)
	(in thousands, except per share amounts)
REVENUE
Services revenue	$55,649	$26,050	$29,599	$20,868	$8,731
Services revenue - related parties	78	—	78	—	78
Product revenue	6,738	—	6,738	—	6,738
Total revenue	62,465	26,050	36,415	20,868	15,547

COST, EXPENSES AND GAINS
Services cost of revenue	47,478	21,547	25,931	14,387	11,544
Services cost of revenue - related parties	96	—	96	—	96
Product cost of revenue	5,818	—	5,818	—	5,818
Selling, general and administrative	6,541	1,607	4,934	473	4,461
Depreciation, depletion, amortization and accretion	6,041	861	5,180	3,058	2,122
Gains on disposal of assets, net	(4,018)	(165)	(3,853)	(75)	(3,778)
Total cost, expenses and gains	61,956	23,850	38,106	17,843	20,263
Operating income (loss)	509	2,200	(1,691)	3,025	(4,716)

OTHER INCOME (EXPENSE)
Interest income (expense and financing charges), net	153	(56)	209	75	134
Other expense, net	(339)	(5)	(334)	(1)	(333)
Total other (expense) income	(186)	(61)	(125)	74	(199)
Income (loss) before income taxes	323	2,139	(1,816)	3,099	(4,915)
Provision for income taxes	860	1	859	—	859
Net (loss) income	$(537)	$2,138	$(2,675)	$3,099	$(5,774)

Net loss per share (basic and diluted)	$(0.01)				$(0.12)
Weighted average number of shares outstanding (basic and diluted)	48,150				48,150

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MAMMOTH ENERGY SERVICES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2024

	Pro Forma (adjusted for Transaction B)	Discontinued Operations (Transaction A) (g)	Pro Forma (combined)
	(in thousands, except per share amounts)
REVENUE
Services revenue	$74,685	$33,199	$41,486
Services revenue - related parties	1,548	—	1,548
Product revenue	19,026	—	19,026
Total revenue	95,259	33,199	62,060

COST, EXPENSES AND GAINS
Services cost of revenue	75,045	30,256	44,789
Services cost of revenue - related parties	366	—	366
Product cost of revenue	18,911	—	18,911
Selling, general and administrative	118,386	1,514	116,872
Depreciation, depletion, amortization and accretion	22,506	10,521	11,985
(Gains) losses on disposal of assets, net	(3,431)	52	(3,483)
Total cost, expenses and gains	231,783	42,343	189,440
Operating loss	(136,524)	(9,144)	(127,380)

OTHER INCOME (EXPENSE)
Interest expense and financing charges, net	(6,556)	(1,302)	(5,254)
Interest expense and financing charges, net - related parties	(4,707)	—	(4,707)
Other expense, net	(64,566)	(1)	(64,565)
Total other expense	(75,829)	(1,303)	(74,526)
Loss before income taxes	(212,353)	(10,447)	(201,906)
Benefit for income taxes	(11,294)	—	(11,294)
Net loss	$(201,059)	$(10,447)	$(190,612)

Net loss per share (basic and diluted)	$(4.18)		$(3.97)
Weighted average number of shares outstanding (basic and diluted)	48,065		48,065

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MAMMOTH ENERGY SERVICES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2023

	Pro Forma (adjusted for Transaction B)	Discontinued Operations (Transaction A) (g)	Pro Forma (combined)
	(in thousands, except per share amounts)
REVENUE
Services revenue	$173,586	$126,590	$46,996
Services revenue - related parties	980	—	980
Product revenue	39,285	—	39,285
Total revenue	213,851	126,590	87,261

COST, EXPENSES AND GAINS
Services cost of revenue	142,137	85,114	57,023
Services cost of revenue - related parties	475	—	475
Product cost of revenue	27,489	—	27,489
Selling, general and administrative	31,593	2,396	29,197
Depreciation, depletion, amortization and accretion	36,801	14,444	22,357
Gains on disposal of assets, net	(5,674)	(52)	(5,622)
Impairment of goodwill	1,810	—	1,810
Total cost, expenses and gains	234,631	101,902	132,729
Operating (loss) income	(20,780)	24,688	(45,468)

OTHER INCOME (EXPENSE)
Interest expense and financing charges, net	(11,562)	(1,565)	(9,997)
Interest expense and financing charges, net - related parties	(1,241)	—	(1,241)
Other income, net	42,845	—	42,845
Total other income (expense)	30,042	(1,565)	31,607
Income (loss) before income taxes	9,262	23,123	(13,861)
Provision for income taxes	12,199	—	12,199
Net (loss) income	$(2,937)	$23,123	$(26,060)

Net loss per share (basic and diluted)	$(0.06)		$(0.55)
Weighted average number of shares outstanding (basic and diluted)	47,777		47,777

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MAMMOTH ENERGY SERVICES, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2022

	Pro Forma (adjusted for Transaction B)	Discontinued Operations (Transaction A) (g)	Pro Forma (combined)
	(in thousands, except per share amounts)
REVENUE
Services revenue	$212,327	$164,937	$47,390
Services revenue - related parties	1,133	—	1,133
Product revenue	48,985	—	48,985
Total revenue	262,445	164,937	97,508

COST, EXPENSES AND GAINS
Services cost of revenue	159,601	96,449	63,152
Services cost of revenue - related parties	541	—	541
Product cost of revenue	36,723	—	36,723
Selling, general and administrative	34,160	2,884	31,276
Depreciation, depletion, amortization and accretion	48,146	17,682	30,464
Gains on disposal of assets, net	(3,474)	(70)	(3,404)
Total cost, expenses and gains	275,697	116,945	158,752
Operating (loss) income	(13,252)	47,992	(61,244)

OTHER INCOME (EXPENSE)
Interest expense and financing charges, net	(8,122)	(1,277)	(6,845)
Other income, net	40,922	350	40,572
Total other income (expense)	32,800	(927)	33,727
Income (loss) before income taxes	19,548	47,065	(27,517)
Provision for income taxes	13,575	—	13,575
Net income (loss)	$5,973	$47,065	$(41,092)

Net income (loss) per share (basic)	$0.13		$(0.87)
Net income (loss) per share (diluted)	$0.13		$(0.87)
Weighted average number of shares outstanding (basic)	47,175		47,175
Weighted average number of shares outstanding (diluted)	47,748		47,175

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

MAMMOTH ENERGY SERVICES, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Condensed Consolidated Statements of Operations include the following adjustments:

T&D Discontinued Operations:
(a) Reflects the discontinued operations of the T&D Business, including associated assets, liabilities, equity and results of operations. In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, the amounts exclude general corporate overhead costs which were historically allocated, but did not specifically relate to the T&D business, as they did not meet the discontinued operations criteria. Such allocations included labor and non-labor expenses related to the Company’s corporate support functions (e.g., executive, information technology, human resources, legal, accounting, among others) that historically provided support to the T&D Business.

T&D Transaction Accounting Adjustments:

(b) Reflects the cash proceeds of approximately $98.4 million received from the buyer from the disposal of the T&D Business.

(c) Reflects cash of $10.4 million deposited into an escrow account by the buyer for the purposes of funding post-closing adjustments and indemnified liabilities.

(d) Reflects approximately $1.1 million of costs associated with Transaction B to be incurred subsequent to March 31, 2025.

(e) Reflects approximately $4.2 million of estimated current income tax payable associated with the estimated taxable gain from Transaction B and $0.2 million reduction of estimated deferred tax liability related to Transaction B. The tax effect of the pro forma adjustments was calculated using the historical statutory rates in effect for the period presented.

(f) Reflects an estimated gain of $79.1 million related to Transaction B based on the estimate of $108.7 million of consideration less transaction costs of $1.1 million, net income tax liabilities of $4.0 million and the T&D net assets as of March 31, 2025 of $24.5 million. The actual gain recorded upon close may be subject to change and will be based on amounts as of the close date. Since the Unaudited Pro Forma Condensed Consolidated Statements of Operations only include continuing operations, the estimated gain on sale is not included in any period presented.

Hydraulic Fracturing Discontinued Operations:
(g) Reflects the discontinued operations of the hydraulic fracturing business, including associated assets, liabilities, equity and results of operations. In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, the amounts exclude general corporate overhead costs which were historically allocated, but did not specifically relate to the hydraulic fracturing business, as they did not meet the discontinued operations criteria. Such allocations included labor and non-labor expenses related to the Company’s corporate support functions (e.g., executive, information technology, human resources, legal, accounting, among others) that historically provided support to the hydraulic fracturing business.

Hydraulic Fracturing Transaction Accounting Adjustments:

(h) Reflects the cash proceeds of $15.0 million received from the buyer from the sale of the hydraulic fracturing equipment.

(i) Reflects approximately $0.8 million of costs associated with Transaction A to be incurred subsequent to March 31, 2025.

(j) Reflects approximately $0.6 million of estimated current income tax benefit associated with the estimated taxable loss from Transaction A and $0.7 million reduction of estimated deferred tax liability related to Transaction A. The

MAMMOTH ENERGY SERVICES, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
tax effect of the pro forma adjustments was calculated using the historical statutory rates in effect for the period presented.

(k) Reflects an estimated loss of $36.5 million related to Transaction A based on consideration of $15.0 million of consideration less transaction costs of $0.8 million, net income tax benefit of $1.3 million and the hydraulic fracturing net assets as of March 31, 2025 of $52.0 million. The actual loss recorded upon close may be subject to change and will be based on amounts as of the close date. Since the Unaudited Pro Forma Condensed Consolidated Statements of Operations only include continuing operations, the estimated loss on sale is not included in any period presented.